UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-367-3003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Cartica Acquisition Corp (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 10, 2022 (the “Prior 8-K”), on January 4, 2022, the Company and Cartica Acquisition Partners, LLC (the “Sponsor”) entered into an administrative support agreement for administrative support. On May 23, 2023, in connection with the Transfer (as defined below), the Company and the Sponsor entered into an amendment to the administrative support agreement (the “Amendment”), pursuant to which the Company has ceased to pay the Sponsor for (i) the cash compensation to the Chief Executive Officer in the form of an annual salary of $312,000 and (ii) $9,000 per month for office space, utilities, and research, analytical, secretarial and administrative support.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1, hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in the Prior 8-K, on January 4, 2022, the Company and Cartica Investors, LP and Cartica Investors II, LP (collectively the “Cartica Funds”) entered into a forward purchase agreement (the “Forward Purchase Agreement”), pursuant to which the Cartica Funds agreed to subscribe for an aggregate of up to 3,000,000 Class A ordinary shares for $10.00 per share, or up to $30,000,000 in the aggregate, in a private placement to close substantially concurrently with the closing of the Company’s initial business combination, subject to approval at such time by the investment committee of Cartica Management, LLC (“Cartica Management”), the management company for the Cartica Funds.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on March 17, 2023, on March 14, 2023, the Company received a written notice from Cartica Management advising the Company that the investment committee of Cartica Management had determined that it will not approve the purchase of any forward purchase shares and therefore the Cartica Funds will not purchase any of the forward purchase shares in connection with the initial business combination or otherwise.

On May 23, 2023, the Company and Cartica Funds entered into a termination agreement (the “Termination Agreement”) to terminate the Company and Cartica Funds’ rights and obligations under the Forward Purchase Agreement (as defined below).

As a result of the termination, the Forward Purchase Agreement is of no further force and effect.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached as Exhibit 10.2, hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transfer, on May 23, 2023, Subramanian Ramadorai, Keki M. Mistry, Farida Khambata, Parul Bhandari, Asif Ramji and Steven J. Quamme resigned as directors of the Company’s board of directors and Steven J. Quamme resigned as interim Chief Executive Officer.

Concurrently with the Transfer, holders of the Company’s Class B ordinary shares elected Suresh Guduru, Suresh Singamsetty, Kishore Kondragunta, Rana Gujral, Kyle Ingvald Parent and John F. Levy as directors of the Company’s board of directors (collectively, the “New Directors”). In addition, Kyle Ingvald Parent and Suresh Singamsetty were appointed as Class I directors with a term expiring at the Company’s first annual general meeting; John F. Levy and Kishore Kondragunta were appointed as Class II directors with a term expiring at the second annual general meeting; and Rana Gujral and Suresh Guduru were appointed as Class III directors with a term expiring at the Company’s third annual general meeting. John F. Levy, Rana Gujral and Kyle Invalid Parent have been appointed as members of the Board’s audit committee (the “Audit Committee”) and compensation, nominating and corporate governance committee, with Mr. Levy serving as the Chairman of the Audit Committee and Mr. Gujral serving as the Chairman of the compensation, nominating and corporate governance committee. The Board determined that John F. Levy, Rana Gujral and Kyle Ingvald Parent are each an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.

In connection with the Transfer, the New Board appointed Suresh Guduru as Chief Executive Officer of the Company and Chairman of the Board.

Biographies for each of the New Directors are set forth below.

Suresh Guduru, 50, has served as the Chief Executive Officer and Chief Technology Officer of Softengg, Inc., a software and technology services company, since September 1998. Since June 2021, he has served as Chief Executive Officer and Chairman of Namaste World Acquisition Corporation. Mr. Guduru has served as the Chairman and Director of Royal Treasures, Inc., a retail and wholesale food business, since May 2002. Mr. Guduru has also served as the Managing Member and Director of Green Foods, LLC, an import, grocery and hospitality business, since 2008. He has also served as the Chief Executive Officer of Organic Ingredients, Inc., a food and hospitality business, and President of Oakmead Village LLC, a real-estate business, since April 2012 and December 2012, respectively. In addition, Mr. Guduru has served as Chairman and Director of Gallant Services, Inc., a retail and wholesale food business, since August 2015 and as Chief Executive Officer and Chairman of Yuvika, Inc., a jewelry and accessories business, since September 2020. Moreover, Mr. Guduru has served as the Managing Member of AbSoMa LLC, an investments and real-estate holdings company, since June 2021. Mr. Guduru obtained his Bachelor of Technology in Computer Science and Engineering in 1994 from Nagarjuna University, and his Masters of Technology in Computer Science from University of Hyderabad in 1997. The Board has determined that Mr. Guduru’s significant experience in both retail and technology, in addition to a wide range of other industries, qualifies him to serve as Chairman of the Board.

Suresh Singamsetty, 49, has served as CEO of WiSilica Inc. since June 2013, and also as Director of WiSilica Inc., and its subsidiary, namely, WiSilica India Pvt. Ltd. Since June 2013. WiSilica Inc. is a technology company with more than 130 employees, providing scalable IoT platform solutions. Since July 2021, he has served as Chief Financial Officer and a director of Namaste World Acquisition Corporation. Mr. Singamsetty has also served as CTO of Tracesafe Inc. (CSE: TSF), a publicly listed technology company focusing on safety-based wearable technology, since May 2020. Tracesafe Inc. acquired WiSilica’s wearable unit that provides contact tracing and quarantine solution for governments and enterprises. Additionally, Mr. Singamsetty co-founded Transilica Inc., a developer of chips based on Bluetooth technology which was acquired by Microtune Inc. and served as its Director of Software Engineering from 2000 to 2003. Mr. Singamsetty also co-founded Martian Watches, a company manufacturing the first watch to utilize voice command, and served as its V.P. of Engineering from 2008 to 2013. He also co-founded Jaalaa Inc., a low power wireless semiconductor company, and served as its V.P. of Digital Engineering from 2003 to 2007. Mr. Singamsetty holds a Master of Computer Science from Indian Institute of Technology, Kanpur. The Board has determined that Mr. Singamsetty’s significant experience in technology qualifies him to serve as a member of the Board.

Kishore Kondragunta, 47, is a seasoned IT executive, investor, and business owner. Mr, Kondragunta has served as Head of IT of Woven by Toyota since January 2022. Mr. Kondragunta served as an IT Senior Director at Intel Corporation from March 2019 to January 2022. Since July 2021, he has served as Chief Investment Officer of Namaste World Acquisition Corporation. Previous to his time at Intel, Mr. Kondragunta served as a Tech Program Manager at Apple, Inc. from 2008 to 2012 and IT Senior director at Oracle from 2012 to 2019. He also founded Bayshore Investments LLC in 2020, a private equity firm, where he currently is a member. Mr. Kondragunta also owns and is a member of Bay Realty Investments LLC, a real-estate investment company which has invested in real-estate since 2016. This company has owned and successfully sold multiple multi-million-dollar homes. Moreover, Mr. Kondragunta is a member of LobStar Venture LLC, a restaurant, since November 2018. Kishore holds a bachelor’s degree in mechanical engineering and a Master’s degree in Telecommunications Management from Oklahoma State University, Stillwater, Oklahoma. The Board has determined that Mr. Kondragunta’s technology background coupled with his experience in helping organizations through digital transformations make him highly qualified to be a member of the Board.

Rana Gujral, 46, has been the CEO and director at Behavioral Signals since December 2019, an enterprise software company that excels at distinguishing behavioural signals in speech data with its proprietary deep learning AI technology. Mr. Gujral is majority owner of Hackient Inc., a software development company focusing on artificial intelligence and machine learning and has served as a Director of the company since July 2021. He has also served as an Advisor at ActiveScaler Inc., a technology travel services company, since February 2013. Mr. Gujral also served as a Board Advisor of Token Inc. from May 2018 to March 2021. In 2014, Rana founded TiZE, an ML-based SaaS for specialty chemicals vertical and served as its President and CEO from June 2014 to December 2016. TiZE was thereafter acquired by Alchemy Cloud in 2016. Prior to TiZE, Rana led the turnaround of private-equity backed Cricut Inc. (NASDAQ: CRCT) as Executive Vice President and Chief Operating Officer from May 2012 to September 2014. At Cricut, Rana affected the turnaround from bankruptcy to profitability within a short span of 2 years between May 2012 and September 2014. Previously, Rana was Vice President at Logitech S.A. from April 2017 to August 2018 and Sr. Manager at Kronos Inc. from June 2004 to January 2010. In both functions he was responsible for the development of best-in-class products generating billions in revenue and contributed towards several award-winning engineering innovations. As a thought-leader in the AI/technology space, he often leads plenary and parallel sessions at industry events such as World Government Summit, VOICE Summit, The Next Web Conference, Collision, and Horasis World Economic Forum. His bylines are featured in publications such as Hacker Noon, Voicebot.ai, SpeechTechMagazine, and is a contributing columnist at TechCrunch and Forbes. He’s been recognized as an ‘AI Entrepreneur to Watch’ in Inc. Magazine, ‘Entrepreneur of the Month’ by CIO Review, awarded ‘US-China Pioneer’ by IEIE, and listed as a Top 10 Entrepreneur to follow in 2017 by Huffington Post. In 2020 he won “Contributor of the Year” in Hacker Noon’s Noonie’s Awards. Mr. Gujral attended Mahatma Jyotiba Phule (MJP) Rohilkhand University where he obtained a computer science degree in 1997. In 1999, he graduated from TACK International with a degree in marketing, and in 2001, Mr Gujral obtained his MTPO from Massachusetts Institute of Technology (MIT). Finally, in 2005 Mr. Gujral obtained his MBA from University of Massachusetts. The Board has determined that Mr. Gujral’s significant experience in artificial intelligence and technology qualifies him to serve as a member of the Board.

Kyle I. Parent, 64, has served as a Group Vice President of Oracle Applications Labs at Oracle Corp since April 2013, where he leads an organization of more than 300 software developers, IT specialists, and product managers responsible for Sales, Marketing, and E-commerce systems for both internal and customer facing applications. Prior to joining Oracle, Mr. Parent served as CEO of Advisor.com (d/b/a www.Keirsey.com), an online provider of the Keirsey Temperament Sorter and related professional services from 2005 to 2013. He served as a Director of Keirsey.com from 2007 to 2015. He was also the founder and CEO of several venture backed pioneering SaaS companies in the early 2000’s. His first startup, Pantheon Interactive, Inc., was self-funded and founded in 1996 and sold to IXL, Inc. in 1998, prior to IXL’s successful IPO. Prior to founding Pantheon Interactive, Mr. Parent led Electronic Sales and Service at Silicon Graphics, Inc., a public Information Technology company, where he pioneered commercial use of the Internet from 1993 to 1996. He developed one of the first commercial and ecommerce enabled websites in 1993, the award winning “Silicon Surf”, and was featured as “The Webmaster” in the 1997 book “Digirati: Encounters with the Digital Elite”, by John Brockman. Mr. Parent received his bachelor’s degree in computer science from the University of California, Berkeley in 1981. The Board has determined that Mr. Parent’s significant experience in information technology, sales, and e-commerce qualifies him to serve as a member of the Board.

John F. Levy, 67, has served as the chief executive officer and principal consultant for Board Advisory Services Inc since May 2005. He also served as the chief executive officer of Sticky Fingers Restaurants, LLC from 2019 to 2020. Mr. Levy is a recognized corporate governance and financial reporting expert with over 40 years of progressive financial, accounting and business experience; including nine years in public accounting with three national accounting firms and having served as chief financial officer of both public and private companies for over 13 years. Mr. Levy has served on the board of directors and as audit committee chair of Shengfeng Development Ltd. (Nasdaq: SFWL). Since March 2023, Mr. Levy has served on the board of directors and as audit committee chair of Paranovus Entertainment Technology Ltd, (Nasdaq: PAVS) since October 2019. Mr. Levy served on the board of directors of Applied Minerals, Inc. from January 2008 to August 2022, Washington Prime Group, Inc. from June 2016 to October 2021, Singularity Future Technology Limited (Nasdaq: SGLY) from November 2021 to February 2023, Takung Art Co., Ltd. (Nasdaq: TKAT) from March 2016 to June 2019, China Commercial Credit, Inc. from August 2013 to December 2016, Applied Energetics, Inc. (OTCM: AERG) from June 2009 to February 2016 as well as several other publicly held companies prior to 2016. Mr. Levy is a frequent lecturer and has written several articles and courses on accounting, finance business and governance. Mr. Levy is a Certified Public Accountant and a graduate of the Wharton School of Business at the University of Pennsylvania. He received his MBA from St. Joseph’s University in Philadelphia, Pennsylvania. The Board has determined that Mr. Levy’s extensive experience in evaluating, investing in and governing companies for the benefit of shareholders, along with his broad network of relationships, make him highly qualified to be a member of the Board.

There are no family relationships between any of the New Directors or executive officers of the Company. There are no transactions between the Company and any of the New Directors and executive officers of the Company that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with the election of the New Directors, effective May 23, 2023, the Company and the New Directors entered into a joinder to the insider letter agreement dated January 4, 2022, by and among the Company, the Sponsor, and certain directors.

Item 8.01 Other Events.

On May 23, 2023, the Sponsor entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with the Cartica Funds and Namaste Universe Sponsor LLC, a Delaware limited liability company (“Namaste”). Pursuant to the Purchase Agreement, Namaste acquired from the Cartica Funds, certain membership interests in the Sponsor, which combined interests will entitle Namaste to receive, in the aggregate, 3,490,949 Class B ordinary shares, par value $0.0001 per share and 15,900,000 private placement warrants (the transaction, the “Transfer”). In connection with the Transfer, the Company terminated the Forward Purchase Agreement, amended the administrative support agreement and experienced a change in its board of directors, as more fully described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Amendment to the Administrative Support Agreement, dated May 23, 2023, by and between the Company and the Sponsor.

10.2	Termination Agreement, dated May 23, 2023, by and among the Company and Cartica Funds

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: May 25, 2023	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer